SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               Amendment No. ____)


Filed by the Registrant      [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                              ORALABS HOLDING CORP.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)   Proposed maximum aggregate value of transaction:

5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount previously paid:

2)   Form, Schedule or Registration Statement Number:

3)   Filing party:

4)   Date filed:

                              ORALABS HOLDING CORP.
                             2901 South Tejon Street
                            Englewood, Colorado 80110

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             ----------------------

                                  May 25, 2000

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ORALABS HOLDING CORP. (the "Company") will be held at the Company's offices at 2901 South Tejon Street, Englewood, Colorado 80110, on Thursday, May 25, 2000, at 11:00 a.m., for the following purposes:

     1. To elect three Directors;

     2. To ratify the selection of Ehrhardt Keefe Steiner & Hottman P.C. as the Company's independent auditors for the fiscal year ending December 31, 2000; and

     3. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

     The Board of Directors has fixed the close of business on April 3, 2000 as the record date for determining all stockholders entitled to receive notice of the Annual Meeting and to vote at such meeting or any adjournment(s) thereof.

     The Board of Directors appreciates and welcomes stockholder participation in the Company's affairs. Whether or not you plan to attend the Annual Meeting, please vote by completing, signing and dating the enclosed proxy and returning it promptly to the Company in the enclosed self-addressed, postage-prepaid envelope. If you attend the meeting, you may revoke your proxy and vote your shares in person.

                                        By Order of the Board of Directors,


                                       /s/ Allen R. Goldstone
                                       ----------------------
                                       Allen R. Goldstone, Secretary
April 24, 2000

                              ORALABS HOLDING CORP.
                             2901 South Tejon Street
                            Englewood, Colorado 80110

                             ----------------------

                                 PROXY STATEMENT

                             ----------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                  May 25, 2000


General Information

     This Proxy Statement is furnished to the stockholders of OraLabs Holding Corp., a Colorado corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") for use at the Annual Meeting of Stockholders of the Company to be held on May 25, 2000, and any adjournment(s) thereof (the "Annual Meeting"). A copy of the notice of meeting, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999 (which also comprises the Company's Annual Report) and form of proxy statement are first being sent to stockholders on or about April 27, 2000.

     Only stockholders of record at the close of business on April 3, 2000, the record date for the Annual Meeting, will be entitled to notice of and to vote at the Annual Meeting. On the record date, there were issued and outstanding 9,160,755 shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"). Each share of Common Stock entitles the holder to one vote with respect to each of the matters to be voted upon at the Annual Meeting. The Common Stock is the only class of outstanding securities of the Company entitled to vote at the Annual Meeting.

     Presence in person or by proxy of the holders of 4,580,378 shares of Common Stock will constitute a quorum at the Annual Meeting. Assuming a quorum is present, the affirmative vote of the holders of at least a majority of votes present and entitled to be cast at the Annual Meeting is required for (i) the election of Directors, (ii) the ratification of the selection of Ehrhardt Keefe Steiner & Hottman P.C. as independent auditors for the current fiscal year, and
(iii) except as otherwise required by Colorado law or the Company's Articles of Incorporation or Bylaws, any other matters that properly come before the meeting. If a stockholder, present in person or by proxy, abstains on any matter, the stockholder's shares will not be voted on such matter. Abstentions may be specified on all proposals submitted to a stockholder vote other than the election of directors. Abstentions will be counted as present or represented and entitled to vote for purposes of determining the existence of a quorum regarding the proposal on which the abstention is noted, but will not be considered as votes cast in determining whether a matter has been approved by the stockholders. A proxy submitted by a stockholder also may indicate that all or a portion of the shares represented by such proxy are not being voted by such stockholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote shares held in street name on certain matters in the absence of instructions from the beneficial owner of the shares.

     If a proxy in the accompanying form is properly executed and returned, the shares represented thereby will be voted as instructed in the proxy. If no instructions are given, the persons named in the proxy intend to vote in favor of (i) the nominees for election as Directors as set forth below and (ii) the ratification of the selection of Ehrhardt Keefe Steiner & Hottman P.C. as independent auditors for the current fiscal year.

     Brokers holding shares in street name, who do not receive instructions, are entitled to vote on the election of Directors and ratification of the appointment of the independent auditors, since such matters are considered to be routine. Since a broker is not required to vote shares held in "street name" in the absence of instructions from the beneficial stockholder, a stockholder's failure to instruct his broker may result in the stockholder's shares not being voted.

     Each proxy granted may be revoked by the person granting it at any time (i) by giving written notice to such effect to the Secretary of the Company, (ii) by execution and delivery of a proxy bearing a later date, or (iii) by attendance and voting in person at the Annual Meeting, except as to any matter upon which, prior to such revocation, a vote shall have been taken pursuant to the authority conferred by such proxy. The mere presence at the Annual Meeting of a person appointing a proxy does not revoke the appointment.


                              ELECTION OF DIRECTORS

Nominees

     The Bylaws of the Company provides that the number of Directors of the Company shall be fixed by resolution of the Board of Directors. Such number currently has been fixed at four persons, but there is a vacancy so only three persons currently serve as directors. At the Annual Meeting, three persons will be elected to the Board of Directors to serve until the next annual meeting and until their successors have been elected and qualify. The persons named as proxies in the accompanying proxy intend to vote FOR these nominees of the Board of Directors or, if any of the nominees should be unable to serve, for such substitute nominee(s) as the Board of Directors then may propose.

     The following table sets forth information about the nominees, each of whom is currently serving as a Director of the Company:

                                                                      Year First
                                                                      Elected to
                                                                      Board of
       Name                   Age    Positions with the Company       Directors
       ----                   ---    --------------------------       ---------

Gary H. Schlatter(2)..........43    Chairman of the Board, Chief         1997
                                       Executive Officer, Director(1)
Allen R. Goldstone(2).........47    Director(1), Secretary               1997

Michael I. Friess.............50    Director(1)                          1997

----------

(1)  Audit Committee member

(2)  See "Certain Relationships and Related Transactions" below.

     Mr. Schlatter and Mr. Goldstone were elected to their positions in May 1997 upon consummation of the transaction by which the Company's subsidiary, OraLabs, Inc., was acquired by SSI Capital Corp. (the Company's predecessor). Mr. Friess was appointed as a Director on September 8, 1997. All directors serve as such until their successors are elected and qualified. No family relationship exists among the Directors or between any of such persons and the Executive Officers of the Company. Mr. Goldstone resigned from the Board on August 24, 1999, shortly after the completion of the transaction under which the Company obtained a minority interest in a company which acquired Pecos Pharmaceuticals (see, "Certain Relationships and Related Transactions"). Mr. Goldstone was reappointed to the Board on December 30, 1999.

     Gary H. Schlatter is the founder (in 1990) of the Company's subsidiary, OraLabs, Inc. (which became the name of the subsidiary in 1994), and has served as the President, Chief Executive Officer, Treasurer and Secretary of the subsidiary since that time. He also serves in the positions listed in the above table with respect to the Company. Mr. Schlatter holds his offices (other than the position of director) pursuant to an employment agreement (see, "Executive Compensation").

     Michael Friess is a self-employed attorney licensed to practice law in the state of Colorado. He was a partner from January 1983 to December 1993 in the New York City law firm of Schulte, Roth & Zabel, where his practice emphasized taxation.

     Allen R. Goldstone is the managing member of Creative Business, LLC, a company which is engaged in business consultation, and he has held that position since 1998 (and prior thereto he was and still serves as president of Creative Business Strategies, Inc., another business consulting firm). Mr. Goldstone has also served as a management consultant since 1988. For calendar year 1997, Mr. Goldstone was an employee of the Company's subsidiary, in which capacity he was in charge of investor relations.

Involvement in Certain Legal Proceedings.

     As previously report, in December 1999 the Company's president, Gary Schlatter, was charged with two violations of the United States Code as part of a Criminal Complaint filed in the United States District Court for the Central District of California. The charges were dismissed in January 2000. The Company provided shipping and other ancillary services to Mr. Schlatter's company, Top Form Brands, Inc., pursuant to a contract between the Company and Top Form Brands which was effective April 1, 1998 and terminated as of June 30, 1999 (see "Certain Relationships and Related Transactions" below). The Company was not named in the Criminal Complaint and no charges were brought against the Company (see, "Charges Against the Company's President" in the Company's Form 10-KSB for the fiscal year ended December 31, 1999).

     The Board of Directors recommends that stockholders vote FOR the election of each of the nominees named herein.

Additional information with respect to the Board of Directors.

     The Company has a standing Audit Committee. It did not meet in 1999 because functions of the Audit Committee were performed by the entire Board.

     During the fiscal year ended December 31, 1999, the Board of Directors met four (4) times, and each Director attended all of the meetings. The Board also took action on several occasions by unanimous consent, without a formal meeting.

Section 16(a) Beneficial Ownership Reporting Compliance.

     Based solely upon a review of Forms 3, 4 and 5 filed with the Securities and Exchange Commission and the Company under the Securities Exchange Act of 1934 (the "Exchange Act") and a review of written representations received by the Company, no person who at any time during fiscal 1999 was a Director, Executive Officer or beneficial owner of more than 10% of the outstanding shares of Common Stock failed to file, on a timely basis, reports required by Section 16(a) of the Exchange Act.

Executive Officers and Significant Employees.

     The following table sets forth information about the executive officers and significant employees of the Company:

            Name                    Age          Positions with the Company
            ----                    ---          --------------------------

     Gary H. Schlatter(1)............43     Chief Executive Officers, President,
                                               Treasurer

     Emile (Red) Jordan..............41     Comptroller, Chief Financial
                                               Officer

     Christopher Farnworth...........44     Technical Director for OraLabs, Inc.
                                               (subsidiary of Company)

------------------

(1) See description of Mr. Schlatter below the table of Nominees to the Board of Directors, above.

     Mr. Jordan has served as the Comptroller of the Company since May 1997. He has served as Comptroller of the subsidiary, OraLabs, on a full time basis since April 1, 1994. Mr. Jordan is the Chief Financial Officer of the Company. Mr. Jordan was elected to his position by the Board of Directors of the Company and holds his office at the discretion of the Board of Directors or until his earlier death or resignation.

     Although Mr. Farnworth is not an executive officer of the Company or of the Company's subsidiary, in his capacity as Technical Director of the subsidiary, he makes a significant contribution to the business of the Company. In such capacity, Mr. Farnworth is responsible for engineering and maintenance of the Company's production equipment. He has served in the capacity of Technical Director of the subsidiary since September 1996, and he began working for OraLabs in 1992.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Gary H. Schlatter is the owner of the property leased by OraLabs (the Company's subsidiary) which serves as the Company's headquarters, manufacturing facility and one of OraLabs' two warehouse facilities. The lease expires in September 2000. Mr. Schlatter, through an entity, is also the owner of property leased by OraLabs which serves as its second warehouse facility. That lease expires in June 2003. The Company believes that its rental rates are comparable to that which would be paid to unaffiliated parties, and the Company believes that if the leases were not to be renewed, alternative space could be obtained by the Company.

     Mr. Schlatter is also the owner of Top Form Brands, Inc., ("Top Form"). In April 1998, Top Form entered into a Contract for Services with OraLabs, Inc. under which OraLabs provided warehousing, shipping and accounting services for products sold on a wholesale basis by Top Form. OraLabs was compensated by payment of a fixed price per case of product it shipped for Top Form and was reimbursed for any out-of-pocket costs advanced by it. The disinterested members of the Board of Directors of the Company determined that the Contract for Services was fair to OraLabs and that the services to be performed by Mr. Schlatter on behalf of Top Form were of a limited nature and did not constitute a violation of his employment relationship with OraLabs. The Contract for Services terminated as of June 30, 1999. (See, "Involvement in Certain Legal Proceedings" concerning charges filed and dismissed against Mr. Schlatter relating to the business activities of Top Form.)

     In August 1999, the Company completed a transaction by which the Company received a minority interest in an entity formed to acquire Pecos Pharmaceuticals, which is engaged in the sale of nutritional supplements. The Company agreed that Creative Business, LLC, an entity owned by Allen R. Goldstone, was entitled to a brokerage fee for its services in presenting the opportunity of the transaction to the Company and assisting in closing the transaction on terms favorable to the Company. Under the Agreement, Creative Business, LLC received a fee of $125,000 as well as a 25% interest in distributions which the Company may receive as a result of its ownership interest acquired in the transaction.


                      SECURITY OWNERSHIP OF MANAGEMENT AND
                            CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of April 3, 2000, information regarding the beneficial ownership of Common Stock (i) by each Director (each of whom is a nominee for election at the Annual Meeting), (ii) by each Executive Officer listed in the Summary Compensation table below, (iii) by all Directors and current Executive Officers as a group (five (5) persons), and (iv) by each person or group known by the Company to own beneficially in excess of five percent (5%) of the Common Stock:

    Name and Address                  Amount and Nature of
  of Beneficial Owner(4)              Beneficial Ownership      Percent of Class
  ----------------------              --------------------      ----------------

Gary H. Schlatter                       7,458,700 shares(1)          81.4%(1)
2901 South Tejon Street
Englewood, Colorado 80110

Allen R. Goldstone                      171,250 shares(2)             1.9%
5353 Manhattan Circle
Suite 201
Boulder, Colorado 80303

Michael I. Friess                        27,250 shares(3)               *
5353 Manhattan Circle
Suite 201
Boulder, Colorado 80303

All directors and executive           7,657,200 shares(1, 2, 3)      83.5%
  officers as a group (three persons)

*    Less than one percent

------------------

(1) Includes 200,000 shares held by The Schlatter Family Partnership, of which Gary H. Schlatter and his spouse are the general partners. Mr. Schlatter's spouse may be deemed the beneficial owner of some or all of the shares. Does not include 24,400 shares which Mr. Schlatter's spouse has the right to acquire on April 3, 2000, or within sixty (60) days thereafter, pursuant to outstanding options.

(2) Includes 1,250 shares which he has the right to acquire on April 3, 2000, or within sixty (60) days thereafter, pursuant to outstanding options.

(3) Includes 11,250 shares which he has the right to acquire on April 3, 2000, or within sixty (60) days thereafter, pursuant to outstanding options.

(4) Unless otherwise noted, the stockholders identified in this table have sole voting and investment power. The sole person known to the Company to be the beneficial owner of more than five percent (5%) of the class of outstanding stock is Gary H. Schlatter, whose address is c/o OraLabs Holding Corp., 2901 South Tejon Street, Englewood, Colorado 80110.


Change in Control.

     The Company does not know of any arrangements, including a pledge by any person of securities of the Company, the operation of which at a subsequent date may result in a change in control of the Company.


                             EXECUTIVE COMPENSATION

     The following table sets forth information regarding compensation for services rendered, in all capacities, awarded or paid to or earned by the Chief Executive Officer of the Company during the last three fiscal years. No other executive officer of the Company received a total annual salary and bonus in excess of $100,000 during the fiscal year ended December 31, 1999.


                                 Summary Compensation Table

                                     Annual Compensation               Long Term Compensation
                            ------------------------------------    ----------------------------
     Name and                                                                 Shares Under-
Principal Position   Year   Salary ($)   Bonuses ($)   Other ($)    Other   lying Options (#)(2)
------------------   ----   ----------   -----------   ---------    -----   --------------------

Gary H. Schlatter,   1999   239,038          0          26,887(3)     0           61,000
  Chief Executive    1998   163,040          0          19,482(3)     0           61,000
  Officer            1997    53,333(1)       0         714,607(1)     0           61,000


(1) On May 1, 1997, the Company's subsidiary, OraLabs, Inc., was acquired by the Company's predecessor, SSI Capital Corp., in a transaction commonly referred to as a reverse triangular merger. SSI Capital Corp. subsequently merged with OraLabs Holding Corp., with OraLabs Holding Corp. becoming the surviving company. Prior to May 1, 1997, OraLabs, Inc. was a privately held, subchapter S corporation, owned 100% by Mr. Schlatter. As Mr. Schlatter recognized for tax purposes all income of the subchapter S corporation whether distributed to him or not, it was the practice of the privately held entity to distribute substantially all of such income to Mr. Schlatter each year. Accordingly, the entry in the column entitled "Other" for 1997 consists of the distributions received by Mr. Schlatter from OraLabs, Inc. during the first four (4) months of the calendar year, and the salary paid to Mr. Schlatter in 1997 represents payments made by the Company for the period from May 1, 1997 through fiscal year end.

(2) Includes 61,000 shares underlying 61,000 options granted in the fiscal year ended December 31, 1997 to Mr. Schlatter's spouse under the Company's 1997 Stock Plan. Beneficial ownership of such securities is disclaimed by Mr. Schlatter.

(3) Includes expenses for automobiles and related insurance and other automobile expenses.


Standard Compensation Arrangements

     There were no standard arrangements in fiscal year 1999 pursuant to which directors of the Company were compensated for any services provided as a director. The Company may institute such arrangements, which may include, but not be limited to, standard fees for attendance at meetings of directors and/or committees. There were no other arrangements pursuant to which any director of the Company was compensated during the past fiscal year for any service provided as a director. However, the Company has a Non-Employee Director Stock Option Plan under which directors who are not employees are granted (at the time of initial election or appointment to the Board) 20,000 options to purchase common stock and are thereafter granted 5,000 options annually so long as they continue to serve as non-employee directors. All of the options are exercisable at the market price of the common stock at the time of grant and vest proportionately over a four year period.


Other Compensation Arrangements

     In January 2000, Mr. Friess was paid a one-time fee of $30,000 in recognition of the additional services provided by him in connection with the Pecos Pharmaceutical transaction described in "Certain Relationships and Related Transactions".

     As a result of the additional work involved in assisting the Company when criminal charges were filed against its President (which charges were subsequently dismissed, as discussed at "Involvement in Certain Legal Proceedings" above), and because of the extra work anticipated to be required by the disinterested directors to fulfill their responsibilities of determining whether to give prior approval to certain significant transactions by the Company, it was agreed in January 2000 that the disinterested directors would receive additional compensation for an indefinite period. The transactions for which approval by the disinterested board members was required included those that are other than in the ordinary course of business and which have a value of over $100,000 or which involve a commitment by the Company of incentives to a single customer of more than that amount; obtaining new governmental licenses other than renewals or extensions; incurring Company debt; certain employment decisions involving management and key personnel; execution of new leases or lease renewals of real property; acquisitions of capital equipment in excess of $50,000; and launching of new product lines not already in development. Under those arrangements which were terminated on April 13, 2000, Mr. Friess and Mr. Goldstone were paid the sum of $4,000 each per month for their services as directors. Effective April 1, 2000, those amounts were reduced to $2,000 per month.

Agreements with Executive Officers

     The only employment contract between the Company and any executive officer of the Company who received total salary and bonus during fiscal year 1999 in excess of $100,000 is an Amended and Restated Employment Agreement with Gary H. Schlatter. Except for that Agreement as described below, the Company has not entered into any compensatory arrangement pursuant to which any executive officer of the Company will receive payment from the Company as a result of the executive officer's resignation, retirement or termination of employment or as a result of a change in control of the Company.

     Effective April 25, 1997, the Company's subsidiary, OraLabs, Inc., entered into an Amended and Restated Employment Agreement with Gary Schlatter. The Agreement is for a term of three (3) years commencing May 1, 1997 and terminating April 30, 2000, unless terminated earlier pursuant to the provisions of the Agreement. Under the Agreement, Mr. Schlatter agrees to devote such time and attention to the business of OraLabs, Inc. as may be required to fulfill his duties, which is expected to require a substantial amount of his working time.

     Under the Agreement, Mr. Schlatter was paid a base salary of $80,000 per year for the first twelve (12) months, $220,000 per year for the next twelve
(12) months, and $242,000 for the final twelve (12) months. Bonus compensation is payable to Mr. Schlatter only as may be determined by the Board of Directors in its discretion. Under the Agreement, Mr. Schlatter has agreed that during its term and for a period of one (1) year thereafter, he will not participate in any business competitive to that of the business of OraLabs, Inc., except with respect to limited passive investments, and that he will never disclose or utilize any trade secrets or proprietary information of OraLabs, Inc. except within the scope of his employment.

     Under specified circumstances involving a change in control, Mr. Schlatter may terminate the Agreement and receive a lump sum payment equal to all of the compensation to which he otherwise would have been entitled had the Agreement remained in effect for its entire term.

                        SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected Ehrhardt Keefe Steiner & Hottman P.C. as the independent auditors to audit the books and accounts of the Company for the current fiscal year. Ehrhardt Keefe Steiner & Hottman P.C. has served as such independent auditors since December 29, 1998. One or more representatives of Ehrhardt Keefe Steiner & Hottman P.C. will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will respond to appropriate questions.

     From May 1, 1997, to December 28, 1998, Schumacher & Associates, Inc. served as the Company's independent auditors. The firm was dismissed by the Board of Directors of the Company and there were no disagreements with the former accounting firm. The financial statements for the past two fiscal years do not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles.

     The Board of Directors recommends that the stockholders vote FOR approval of the selection of Ehrhardt Keefe Steiner & Hottman P.C. as the Company's independent auditors.


                 STOCKHOLDERS PROPOSALS FOR NEXT ANNUAL MEETING

     Stockholders of the Company wishing to include proposals in the proxy material relating to the 2001 Annual Meeting of Stockholders of the Company must submit the same in writing so as to be received at the principal executive office of the Company (to the attention of the Secretary) on or before December 28, 2000 for such proposal to be considered for inclusion in the proxy statement for such meeting. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholder proposals.

     Stockholders who wish to submit any items of business to be addressed at an annual meeting of stockholders (rather than include the item in the proxy material) must make the submission in a timely manner as provided in the Company's Amended and Restated Bylaws. The Bylaws provide that only timely submissions of business items will be considered as proper business at the meeting. To be timely, a stockholder's written submission must be delivered to or mailed and received at, the principal business offices of the Company at least sixty (60) days in advance of the date that the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders. As this proxy statement for the 2000 annual meeting is being released on April 27, 2000, the deadline for submissions of business items for the 2000 annual meeting will be February 26, 2001. The Bylaws also specify what must be included in the written notice of submission in order for the submission to be considered timely and to be considered proper business to be conducted at the annual meeting.

                                  OTHER MATTERS

     The Board of Directors does not know of any other business to be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their best judgment.

     The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999 accompanies this Proxy Statement and constitutes the Company's Annual Report to stockholders. Copies of any exhibits thereto will be furnished to any stockholder of the Company upon the payment of a reasonable duplicating charge. Written requests for any exhibit should be directed to OraLabs Holding Corp., 2901 South Tejon Street, Englewood, Colorado 80110, Attention: Investor Relations.


                            SOLICITATION AND EXPENSES

     The Company will bear the cost of the Annual Meeting and the cost of soliciting proxies, including the cost of mailing the proxy materials. In addition to solicitation by mail, Directors, officers and regular employees of the Company (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy material to their principals and the Company will reimburse them for their expenses.

                                     By Order of the Board of Directors,


                                     /s/ Gary H. Schlatter
                                     ---------------------
                                     Gary H. Schlatter,
                                     Chairman of the Board
April 24, 2000.

                              ORALABS HOLDING CORP.

                     PROXY SOLICITED ON BEHALF OF COMPANY'S
                               BOARD OF DIRECTORS
                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 25, 2000

     The undersigned hereby appoints as proxies Gary H. Schlatter, Michael I. Friess and Allen R. Goldstone and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the annual meeting of stockholders and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals.

        PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW


1. ELECTION OF DIRECTORS                  [ ]           [ ]            [ ]
   (Instructions:  To withhold          FOR ALL       FOR ALL       WITHHOLD
   authority to vote for an                           EXCEPT        AUTHORITY
   individual nominee, strike a                                      FOR ALL
   line through the nominee's
   name in the list below and
   mark center box to right.)

Nominees:  Gary H. Schlatter, Allen R. Goldstone and Michael I. Friess


2. Proposal to ratify Ehrhardt Keefe      [ ]           [ ]            [ ]
   Steiner & Hottman P.C. as the          FOR         AGAINST        ABSTAIN
   independent auditors for the
   fiscal year ended December 31,
   2000

     In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Annual Meeting of Stockholders and at any adjournment(s) thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or the Board of Directors at the Annual Meeting of Stockholders.

---------------------------------       ----------------------------------------
Signature                               Signature if Held Jointly

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Name (Please Print)                     Name (Please Print)

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Date:                                   Date: